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                                    EXHIBIT B

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that the undersigned, Winston Partners II LDC (the "Company"), a Cayman Islands exempted limited duration company, hereby makes, constitutes and appoints PETER A. HURWITZ as the Company's agent and attorney-in-fact for the purpose of executing on behalf of the Company, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement relating to the acquisition, ownership, management or disposition of securities or other investments, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States
         Securities  and  Exchange   Commission  (the  "SEC")  pursuant  to  the
         Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Act") and the rules and regulations promulgated thereunder, including:
         (1) all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to Section 13(d) or Section 16(a) of the Act including, without limitation: (a) any acquisition statements on Schedule 13D or Schedule 13G and any amendments thereto,
         (b) any joint filing agreements pursuant to Rule 13d-1(f), and (c) any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5 and (2) any information statements on Form 13F required to be filed with the SEC pursuant to Section 13(f) of the Act. All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

         This power of attorney shall be valid from the date hereof until revoked by the Company.

         IN WITNESS WHEREOF, I have executed this instrument this 25th day of October, 1996.


         WINSTON PARTNERS II LDC



         By:      /s/ Kieran Conroy   /s/ Wiekert Weber
                  -------------------------------------
                  Name:  Kieran Conroy / Wiekert Weber